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                                                                   EXHIBIT 10.72


                             SECOND AMENDMENT TO THE
                                 MIRANT SERVICES
                            SUPPLEMENTAL BENEFIT PLAN

         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Supplemental Benefit Plan (the "Plan"), effective January 1, 2001 to provide certain retirement and other deferred compensation benefits primarily for a select group of management or highly compensated employees;

         WHEREAS, pursuant to Section 6.2 of the Plan, the Board of Managers of the Company (the "Board") has the authority to amend the Plan;

         WHEREAS, the Board has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee");

         WHEREAS, the Committee desires to change the deemed investment return credited to a Participant's Non-Pension Benefit Account; and

         WHEREAS, the Committee has determined that the above amendment would not have a material effect on the cost of the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of September 30, 2002:

                                       I.

         SECTION 5.2(C) OF THE PLAN SHALL BE AMENDED BY DELETING SUCH SUBSECTION IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW SECTION 5.2(C):

         (c) The Non-Pension Benefit of the Participant shall be deemed to be invested as follows:

                  (i) Prior to September 30, 2002, the amounts credited to the Non-Pension Benefit Account of the Participant shall be deemed to be invested in Phantom Common Stock. On each such date of investment, a Participant's Account shall be credited with the number of shares (including fractional shares) of Phantom Common Stock which could have been purchased on such date, based upon the Common Stock's Purchase Price. As of the date upon which occurs the payment of dividends on the Common Stock, there shall be credited with respect to shares of Phantom Common Stock in the Participant's Account on such date, such additional shares (including fractional shares) of Phantom Common Stock as follows:

                           (A)      In the case of cash dividends, such
         additional shares as could be purchased at the Purchase Price with the dividends which would have been payable if the credited shares had been outstanding;


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                           (B)      In the case of dividends payable in property
         other than cash or Common Stock, such additional shares as could be purchased at the Purchase Price with the fair market value of the property which would have been payable if the credited shares had been outstanding; or

                           (C) In the case of dividends payable in Common Stock, such additional shares as would have been payable on the credited shares if they had been outstanding.

                  (ii) As of September 30, 2002, the amounts credited to the Non-Pension Benefit Account of the Participant shall be credited with deemed interest at the prime rate as published in the Wall Street Journal, compounded daily.

                                       II.

         SECTION 5.3(B) OF THE PLAN SHALL BE AMENDED BY DELETING SUCH SUBSECTION IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW SECTION 5.3(B):

         (b) When a Participant terminates his employment with the Employing Company (including any subsidiaries or affiliates thereof), said Participant shall be entitled to receive the value of his Account (including the market value of any shares of Phantom Common Stock (and fractions thereof) reflected in his Account) in a single lump sum cash distribution or annual cash installments not to exceed ten (10). The Participant's Account shall be valued as of the last business day of the month in which the Participant terminates; provided, however, if the Participant terminates within five (5) business days prior to the last day of such month, the Participant's Account may be valued as of the last business day of the following month, at the Committee's discretion. Such distribution shall be paid in a single lump sum cash payment as soon as administratively practicable following the valuation date. With regard to any distribution made under this Article, the market value of any shares of Phantom Common Stock credited to a Participant's Account shall be based on the Sales Price. No portion of a Participant's Account shall be distributed in Common Stock.

                                      III.

         SECTION 5.3(D) OF THE PLAN SHALL BE AMENDED BY DELETING SUCH SUBSECTION IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW SECTION 5.3(D):

         (d) Upon the death of a Participant, or a former Participant prior to the payment of the value of said Participant's Account (including the market value of any shares of Phantom Common Stock (and fractions thereof) credited to said Participant's Account, based on the Sales Price), the unpaid balance shall be paid in the sole discretion of the Committee (i) in a lump sum to the designated Beneficiary of a Participant or former Participant as soon as reasonably practicable following the last business day of the calendar quarter in which the Committee is provided evidence of the Participant's death or (ii) in accordance with the distribution method chosen by such Participant or former Participant. The Beneficiary designation may be changed by the Participant or


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former Participant at any time without the consent of the prior Beneficiary. In the event a Beneficiary designation is not on file or the designated Beneficiary is deceased or cannot be located, payment will be made to the person or persons in the first of the following classes of successive preference, if then living:

                           (1) the Participant's spouse on the date of his death;

                           (2)      the Participant's children, equally;

                           (3)      the Participant's parents, equally;

                           (4)      the Participant's brothers and sisters,
                                    equally; or

                           (5)      the Participant's executors or
                                    administrators.

                  Payment to such one or more persons shall completely discharge the Plan with respect to the amount so paid.

                                       IV.

         SECTION 5.3(E) OF THE PLAN SHALL BE AMENDED BY DELETING SUCH SUBSECTION IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW SECTION 5.3(E):

         (e) Upon the total disability of a Participant or former Participant, as determined by the Committee, prior to the payment of the value of such Participant's Account (including the market value of any shares of Phantom Common Stock (and fractions thereof) credited to said Participant's Account, based on the Sales Price), the unpaid balance of his Account shall be paid in the sole discretion of the Committee (i) in a lump sum to the Participant or former Participant, or his legal representative as soon as reasonably practicable following the last business day of the calendar quarter following the date on which the Committee makes the determination of the Participant's disability or (ii) in accordance with the distribution method elected by such Participant or former Participant.

                                       V.

         SECTION 5.3(F) OF THE PLAN SHALL BE AMENDED BY DELETING SUCH SUBSECTION IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING NEW SECTION 5.3(F):

         (f) Notwithstanding the foregoing provisions of this Section 5.3, if a Participant or Beneficiary becomes entitled to a payment of his Account balance and such Account balance does not exceed $5,000, said Participant shall receive the value of his Account (including the market value of any shares of Phantom Common Stock (and fractions thereof) credited to said Participant's Account, based on the Sales Price) in a single lump sum distribution. The Participant's Account shall be valued as of the last business day of the month in which the Participant terminates; provided, however, if the Participant terminates within five (5) business days prior to the last day of such month, the Participant's Account may be valued as of the last business day of the following month, at the Committee's discretion. Payments shall be paid in a single lump sum cash payment as soon as administratively practicable following the valuation date.


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                                       VI.

         ALL PARTS OF THE PLAN NOT INCONSISTENT HERE WITH ARE HEREBY RATIFIED AND CONFIRMED.

         IN WITNESS WHEREOF, Mirant Services, LLC, through its duly authorized officer pursuant to a unanimous consent of the Committee dated September 30, 2002, has adopted this Second Amendment to the Mirant Services Supplemental Benefit Plan, this 30th day of September, 2002 to be effective September 30, 2002.

                                          MIRANT SERVICES, LLC:



                                          By: /s/ Dianne W. Davenport
                                             -----------------------------------
                                                     Dianne W. Davenport


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